UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
November 22, 2006 (November 21, 2006)

________________________________

NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)

________________________________

Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		(757) 629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR   230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

 On November 21, 2006, the Compensation Committee of the Norfolk Southern Corporation Board of Directors approved the Form of 2007 Award Agreement under the Norfolk Southern Corporation Long-Term Incentive Plan.  The Form of 2007 Award Agreement is attached hereto as an exhibit.  Under the Executive Management Incentive Plan and Management Incentive Plan, the Committee adopted pretax net income and operating ratio as the performance criteria used for determining bonuses payable in 2008 for the 2007 incentive year.

Item 9.01.  Financial Statements and Exhibits

Exhibit Number	Description
99	Form of Norfolk Southern Corporation Long-Term Incentive Plan, 2007 Award Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                            SIGNATURES

                                                            NORFOLK SOUTHERN CORPORATION

                                                            (Registrant)

                                                            /s/ Dezora M. Martin

                                                            _________________________________

                                                            Name:  Dezora M. Martin
                                                            Title:    Corporate Secretary

Date:  November 22, 2006

EXHIBIT INDEX

Exhibit Number	Description
99	Form of Norfolk Southern Corporation Long-Term Incentive Plan, 2007 Award Agreement